UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2008

Broadwind Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

47 East Chicago Avenue, Suite 332

Naperville, Illinois 60540

(Address of Principal Executive Offices and Zip Code)

(630) 637-0315

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2008, the Company received notice from Raymond L. Brickner III that he was retiring from the office of President of the Company and President of the Company’s Brad Foote Gear Works, Inc. subsidiary, R. B. A. Inc. subsidiary and Tower Tech Systems Inc. subsidiary, effective April 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2008

BROADWIND ENERGY, INC.

/s/ Matthew J. Gadow
Matthew J. Gadow
Chief Financial Officer